Exhibit 10.7
WAIVER TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
     THIS WAIVER TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this “Waiver”), dated as of February 13, 2009, is entered into among CRAFTMADE INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), THE FROST NATIONAL BANK, as Administrative Agent, and the lenders listed on the signature pages hereto (the “Lenders”).
BACKGROUND
     A. The Borrower, the Lenders and the Administrative Agent have entered into to that certain Third Amended and Restated Loan Agreement, dated as of December 31, 2007, as amended by that certain First Amendment to Credit Agreement, dated as of September 30, 2008 (said Third Amended and Restated Loan Agreement, as amended, the “Loan Agreement”). The terms defined in the Loan Agreement and not otherwise defined herein shall be used herein as defined in the Loan Agreement.
     B. The Borrower failed to comply with Section 6.17 of the Loan Agreement, Fixed Charge Coverage Ratio, for the fiscal quarter ending December 31, 2008 (the “Covenant Default”).
     C. The Borrower has requested a waiver of the Covenant Default.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:
     1. WAIVER. Subject to the conditions of effectiveness set forth in Section 3 hereof, the Lenders hereby waive the Covenant Default. This Waiver is limited and does not affect any other covenant or provision of the Loan Agreement or any other Loan Document and does not relate to any other fiscal quarter other than the fiscal quarter ending December 31, 2008.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to this Waiver:
     (a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     3. CONDITIONS TO EFFECTIVENESS. This Waiver shall be effective upon satisfaction or completion of the following:

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     (a) the Administrative Agent shall have received counterparts of this Waiver executed by each Lender;
     (b) the Administrative Agent shall have received in immediately available funds for the pro rata account of each Lender an amendment fee equal to the product of (i) 0.25% and (ii) the amount of each Lender’s Commitment; and
     (c) the Administrative Agent shall have received counterparts of this Waiver executed by the Borrower and acknowledged by each Guarantor.
     4. REFERENCE TO THE LOAN AGREEMENT.
     (a) Upon the effectiveness of this Waiver, each reference in the Loan Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Loan Agreement, as affected by this Waiver.
     (b) Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
     6. GUARANTORS’ ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Waiver, (b) acknowledges and agrees that its obligations in respect of its Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Waiver or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.
     7. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Waiver, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted

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is to be considered to have the same binding effect as an original signature on an original document.
     8. GOVERNING LAW; BINDING EFFECT. This Waiver shall be governed by and construed in accordance with the laws of the State of Texas, provided that the Administrative Agent and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.
     9. HEADINGS. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.
     10. ENTIRE AGREEMENT. THE LOAN AGREEMENT, AS MODIFIED BY THIS WAIVER, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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Executed as of the date first written above.

BORROWER:	CRAFTMADE INTERNATIONAL, INC.

	By:	/s/ Brad Dale Heimann

Name:

Title:

OTHER OBLIGORS:

WOODARD—CM, LLC,
a Delaware limited liability company

By:	/s/ J. Marcus Scrudder

Name:

Title:

DUROCRAFT INTERNATIONAL, INC.,
a Texas corporation

By:	/s/ Brad Dale Heimann

Name:

Title:

PRIME HOME IMPRESSIONS, LLC,
a North Carolina limited liability company

By:	/s/ Brad Dale Heimann

Name:

Title:

TRADE SOURCE INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Brad Dale Heimann

Name:

Title:

C/D/R INCORPORATED,
a Delaware corporation

By:	/s/ John P Garniewski, Jr.

Name:

Title:

DESIGN TRENDS, LLC,
a Delaware limited liability company

By:	/s/ Brad Dale Heimann

Name:

Title:

ADMINISTRATIVE AGENT:	THE FROST NATIONAL BANK,
as Administrative Agent

	By:	/s/ Julie Glass

Name:

Title:

LENDERS:	THE FROST NATIONAL BANK

	By:	/s/ Julie Glass

Name:

Title:

WHITNEY NATIONAL BANK

By:	/s/ Jonathan Beverly

Name:

Title:

COMMERCE BANK, N.A.

By:	/s/ Joe McCaddon

Name:

Title: